UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report  (Date of earliest event reported) November 4, 2010

Continucare Corporation
(Exact Name of Registrant as Specified in Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-12115	59-2716023
(Commission File Number)	(IRS Employer Identification No.)

7200 Corporate Center Drive, Suite 600 Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

(305) 500-2000
(Registrant's telephone number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On November 4, 2010, Continucare Corporation issued a press release to announce financial results for the first quarter ended September 30, 2010.   The press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

	99.01	Press Release of Continucare Corporation dated November 4, 2010, to announce financial results for the first quarter ended September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINUCARE CORPORATION

/s/ Fernando L. Fernandez
Fernando L. Fernandez
Senior Vice President-Finance, Chief Financial Officer,
Treasurer and Secretary

Dated:	November 4, 2010

EXHIBIT INDEX

Description	Exhibit No.

Press Release of Continucare Corporation dated November 4, 2010, to announce financial results for the first quarter ended September 30, 2010.	99.01